Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	2Q19

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income & Regional Average Assets and ROA	5

Global Consumer Banking (GCB)	6
Retail Banking and Cards Key Indicators	7
North America	8 - 10
Latin America(1)	11 - 12
Asia(2)	13 - 14
Institutional Clients Group (ICG)	15
Revenues by Business	16

Corporate / Other	17

Citigroup Supplemental Detail
Average Balances and Interest Rates	18
Deposits	19
Loans (EOP)	20
Consumer Loan Delinquency Amounts and Ratios
90+ Days	21
30-89 Days	22
Allowance for Credit Losses	23 - 24
Components of Provision for Loan Losses	25
Non-Accrual Assets	26

CET1 Capital and Supplementary Leverage Ratios, Tangible Common Equity,	27
Book Value Per Share and Tangible Book Value Per Share

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

CITIGROUP -- FINANCIAL SUMMARY

(In millions of dollars, except per share amounts, and as otherwise noted)

	2Q	3Q	4Q	1Q	2Q	2Q19 Increase/ (Decrease) from		Six Months	Six Months	YTD 2019 vs. YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Total Revenues, Net of Interest Expense	$18,469	$18,389	$17,124	$18,576	$18,758	1%	2%	$37,341	$37,334	-
Total Operating Expenses	10,712	10,311	9,893	10,584	10,500	(1%)	(2%)	21,637	21,084	(3%)
Net Credit Losses (NCLs)	1,704	1,756	1,786	1,948	1,963	1%	15%	3,571	3,911	10%
Credit Reserve Build / (Release)	91	150	64	(4)	126	NM	38%	27	122	NM
Provision / (Release) for Unfunded Lending Commitments	(4)	42	47	24	(15)	NM	NM	24	9	(63%)
Provision for Benefits and Claims	21	26	28	12	19	58%	(10%)	47	31	(34%)
Provisions for Credit Losses and for Benefits and Claims	$1,812	$1,974	$1,925	$1,980	$2,093	6%	16%	$3,669	$4,073	11%
Income from Continuing Operations before Income Taxes	$5,945	$6,104	$5,306	$6,012	$6,165	3%	4%	$12,035	$12,177	1%
Income Taxes(1)	1,444	1,471	1,001	1,275	1,373	8%	(5%)	2,885	2,648	(8%)
Income from Continuing Operations	$4,501	$4,633	$4,305	$4,737	$4,792	1%	6%	$9,150	$9,529	4%
Income (Loss) from Discontinued Operations, net of Taxes	15	(8)	(8)	(2)	17	NM	13%	8	15	88%
Net Income before Noncontrolling Interests	$4,516	$4,625	$4,297	$4,735	$4,809	2%	6%	$9,158	$9,544	4%
Net Income (Loss) Attributable to Noncontrolling Interests	26	3	(16)	25	10	(60%)	(62%)	48	35	(27%)
Citigroup's Net Income	$4,490	$4,622	$4,313	$4,710	$4,799	2%	7%	$9,110	$9,509	4%

Diluted Earnings Per Share:
Income from Continuing Operations	$1.62	$1.74	$1.65	$1.87	$1.94	4%	20%	$3.30	$3.81	15%
Citigroup's Net Income	$1.63	$1.73	$1.64	$1.87	$1.95	4%	20%	$3.31	$3.82	15%
Shares (in millions):
Average Basic	2,530.9	2,479.8	2,401.1	2,340.4	2,286.1	(2%)	(10%)	2,546.2	2,313.2	(9%)
Average Diluted	2,532.3	2,481.4	2,402.7	2,342.4	2,289.0	(2%)	(10%)	2,547.6	2,315.7	(9%)
Common Shares Outstanding, at period end	2,516.6	2,442.1	2,368.5	2,312.5	2,259.1	(2%)	(10%)

Preferred Dividends	$318	$270	$313	$262	$296	13%	(7%)	$590	$558	(5%)

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$4,108	$4,309	$3,960	$4,391	$4,436	1%	8%	$8,412	$8,827	5%
Citigroup's Net Income	$4,123	$4,301	$3,952	$4,389	$4,453	1%	8%	$8,430	$8,842	5%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$4,108	$4,309	$3,960	$4,391	$4,436	1%	8%	$8,412	$8,827	5%
Citigroup's Net Income	$4,123	$4,301	$3,952	$4,389	$4,453	1%	8%	$8,430	$8,842	5%

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 (CET1) Capital Ratio (2) (3)	12.14%	11.73%	11.86%	11.91%	11.9%
Tier 1 Capital Ratio(2) (3)	13.77%	13.36%	13.46%	13.47%	13.5%
Total Capital Ratio(2) (3)	16.31%	15.98%	16.18%	16.44%	16.5%
Supplementary Leverage Ratio (SLR)(3) (4)	6.60%	6.50%	6.41%	6.44%	6.4%
Return on Average Assets	0.94%	0.95%	0.88%	0.98%	0.97%			0.96%	0.98%
Return on Average Common Equity	9.2%	9.6%	9.0%	10.2%	10.1%			9.5%	10.2%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	58.0%	56.1%	57.8%	57.0%	56.0%			57.9%	56.5%

Balance Sheet Data (in billions of dollars, except per share amounts) (3):
Total Assets	$1,912.3	$1,925.2	$1,917.4	$1,958.4	$1,988.2	2%	4%
Total Average Assets	1,917.1	1,922.8	1,936.8	1,939.4	1,979.1	2%	3%	$1,910.7	$1,959.3	3%
Total Deposits	996.7	1,005.2	1,013.2	1,030.4	1,045.6	1%	5%
Citigroup's Stockholders' Equity	200.1	197.0	196.2	196.3	197.4	1%	(1%)
Book Value Per Share	71.95	72.88	75.05	77.09	79.40	3%	10%
Tangible Book Value Per Share (5)	61.29	61.91	63.79	65.55	67.64	3%	10%

Direct Staff (in thousands)	205	206	204	203	200	(1%)	(2%)

(1)      4Q18 includes a one-time benefit of $94 million, recorded in the tax line in Corporate/Other, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(2)      For all periods presented, Citi's reportable CET1 Capital and Tier 1 Capital ratios were derived under the U.S. Basel III Standardized Approach, whereas Citi's reportable Total Capital ratios were derived under the U.S. Basel III Advanced Approaches framework. The reportable ratios represent the lower of each of the three risk-based capital ratios (CET1 Capital, Tier 1 Capital and Total Capital) under both the Standardized Approach and the Advanced Approaches under the Collins Amendment. For the composition of Citi's CET1 Capital and ratio, see page 27.

(3)      June 30, 2019 is preliminary.

(4)      For the composition of Citi's SLR, see page 27.

(5)      Tangible book value per share is a non-GAAP financial measure. For a reconciliation of this measure to reported results, see page 27.

Note: Ratios and variance percentages are calculated based on the displayed amounts. Due to averaging and roundings, quarterly earnings per share may not sum to the YTD totals.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME

(In millions of dollars)

	2Q	3Q	4Q	1Q	2Q	2Q19 Increase/ (Decrease) from		Six Months	Six Months	YTD 2019 vs. YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Revenues
Interest revenue	$17,550	$18,170	$18,776	$19,076	$19,712	3%	12%	$33,882	$38,788	14%
Interest expense	5,885	6,368	6,853	7,317	7,762	6%	32%	11,045	15,079	37%
Net interest revenue	11,665	11,802	11,923	11,759	11,950	2%	2%	22,837	23,709	4%

Commissions and fees	3,111	2,803	2,913	2,926	2,881	(2%)	(7%)	6,141	5,807	(5%)
Principal transactions	2,126	2,364	1,173	2,804	1,874	(33%)	(12%)	5,368	4,678	(13%)
Administrative and other fiduciary fees	934	911	830	839	869	4%	(7%)	1,839	1,708	(7%)
Realized gains (losses) on investments	102	69	80	130	468	NM	NM	272	598	NM
Other-than-temporary impairment losses on investments and other assets	(15)	(70)	(19)	(8)	(5)	38%	67%	(43)	(13)	70%
Other revenue	546	510	224	126	721	NM	32%	927	847	(9%)
Total non-interest revenues	6,804	6,587	5,201	6,817	6,808	-	-	14,504	13,625	(6%)
Total revenues, net of interest expense	18,469	18,389	17,124	18,576	18,758	1%	2%	37,341	37,334	-

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	1,704	1,756	1,786	1,948	1,963	1%	15%	3,571	3,911	10%
Credit reserve build / (release)	91	150	64	(4)	126	NM	38%	27	122	NM
Provision for loan losses	1,795	1,906	1,850	1,944	2,089	7%	16%	3,598	4,033	12%
Provision for Policyholder benefits and claims	21	26	28	12	19	58%	(10%)	47	31	(34%)
Provision for unfunded lending commitments	(4)	42	47	24	(15)	NM	NM	24	9	(63%)
Total provisions for credit losses and for benefits and claims	1,812	1,974	1,925	1,980	2,093	6%	16%	3,669	4,073	11%

Operating Expenses
Compensation and benefits	5,452	5,319	4,576	5,658	5,381	(5%)	(1%)	11,259	11,039	(2%)
Premises and Equipment	570	565	596	564	569	1%	-	1,163	1,133	(3%)
Technology / communication expense	1,797	1,806	1,832	1,720	1,724	-	(4%)	3,555	3,444	(3%)
Advertising and marketing expense	411	378	375	359	434	21%	6%	792	793	-
Other operating	2,482	2,243	2,514	2,283	2,392	5%	(4%)	4,868	4,675	(4%)
Total operating expenses	10,712	10,311	9,893	10,584	10,500	(1%)	(2%)	21,637	21,084	(3%)

Income from Continuing Operations before
Income Taxes	5,945	6,104	5,306	6,012	6,165	3%	4%	12,035	12,177	1%
Provision for income taxes	1,444	1,471	1,001	1,275	1,373	8%	(5%)	2,885	2,648	(8%)

Income (Loss) from Continuing Operations	4,501	4,633	4,305	4,737	4,792	1%	6%	9,150	9,529	4%
Discontinued Operations
Income (Loss) from Discontinued Operations	(2)	(8)	(9)	(2)	(10)	NM	NM	(9)	(12)	(33%)
Provision (benefits) for income taxes	(17)	-	(1)	-	(27)	NM	(59%)	(17)	(27)	(59%)
Income (Loss) from Discontinued Operations, net of taxes	15	(8)	(8)	(2)	17	NM	13%	8	15	88%

Net Income before Noncontrolling Interests	4,516	4,625	4,297	4,735	4,809	2%	6%	9,158	9,544	4%

Net Income (Loss) attributable to noncontrolling interests	26	3	(16)	25	10	(60%)	(62%)	48	35	(27%)
Citigroup's Net Income	$4,490	$4,622	$4,313	$4,710	$4,799	2%	7%	$9,110	$9,509	4%

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET

(In millions of dollars)

						2Q19 Increase/
	June 30,	September 30,	December 31,	March 31,	June 30,	(Decrease) from
	2018	2018	2018	2019	2019 (1)	1Q19	2Q18
Assets
Cash and due from banks (including segregated cash and other deposits)	$21,077	$25,727	$23,645	$24,448	$24,997	2%	19%
Deposits with banks	179,825	173,559	164,460	181,445	178,246	(2%)	(1%)
Fed funds sold and securities borr'd or purch under agree. to resell	265,526	280,941	270,684	264,495	259,769	(2%)	(2%)
Brokerage receivables	36,977	40,679	35,450	44,500	50,027	12%	35%
Trading account assets	262,949	257,502	256,117	286,511	306,831	7%	17%
Investments
Available-for-sale and non-marketable equity securities	296,819	292,264	295,250	282,439	281,009	(1%)	(5%)
Held-to-maturity	52,897	53,249	63,357	66,842	68,693	3%	30%
Total Investments	349,716	345,513	358,607	349,281	349,702	-	-
Loans, net of unearned income
Consumer	323,632	325,469	330,487	319,887	325,995	2%	1%
Corporate	347,548	349,440	353,709	362,459	362,675	-	4%
Loans, net of unearned income	671,180	674,909	684,196	682,346	688,670	1%	3%
Allowance for loan losses	(12,126)	(12,336)	(12,315)	(12,329)	(12,466)	(1%)	(3%)
Total loans, net	659,054	662,573	671,881	670,017	676,204	1%	3%
Goodwill	22,058	22,187	22,046	22,037	22,065	-	-
Intangible assets (including MSRs)	5,325	5,216	5,220	5,196	5,026	(3%)	(6%)
Other assets	109,827	111,268	109,273	110,483	115,359	4%	5%
Total assets	$1,912,334	$1,925,165	$1,917,383	$1,958,413	$1,988,226	2%	4%

Liabilities
Non-interest-bearing deposits in U.S. offices	$117,473	$111,446	$105,836	$101,354	$95,659	(6%)	(19%)
Interest-bearing deposits in U.S. offices	337,228	351,291	361,573	373,339	382,738	3%	13%
Total U.S. Deposits	454,701	462,737	467,409	474,693	478,397	1%	5%
Non-interest-bearing deposits in offices outside the U.S.	86,241	83,200	80,648	80,594	82,750	3%	(4%)
Interest-bearing deposits in offices outside the U.S.	455,788	459,239	465,113	475,068	484,460	2%	6%
Total International Deposits	542,029	542,439	545,761	555,662	567,210	2%	5%

Total deposits	996,730	1,005,176	1,013,170	1,030,355	1,045,607	1%	5%
Fed funds purch and securities loaned or sold under agree. to repurch.	177,828	175,915	177,768	190,372	181,133	(5%)	2%
Brokerage payables	67,672	73,346	64,571	62,656	69,839	11%	3%
Trading account liabilities	140,745	147,652	144,305	136,392	136,294	-	(3%)
Short-term borrowings	37,233	33,770	32,346	39,322	42,442	8%	14%
Long-term debt	236,822	235,270	231,999	243,566	252,189	4%	6%
Other liabilities(2)	54,336	56,173	56,150	58,735	62,612	7%	15%
Total liabilities	$1,711,366	$1,727,302	$1,720,309	$1,761,398	$1,790,116	2%	5%

Equity
Stockholders' equity
Preferred stock	$19,035	$19,035	$18,460	$17,980	$17,980	-	(6%)
Common stock	31	31	31	31	31	-	-
Additional paid-in capital	107,724	107,825	107,922	107,551	107,657	-	-
Retained earnings	145,211	148,436	151,347	154,859	158,321	2%	9%
Treasury stock	(34,413)	(39,678)	(44,370)	(47,861)	(51,427)	(7%)	(49%)
Accumulated other comprehensive income (loss)	(37,494)	(38,645)	(37,170)	(36,308)	(35,203)	3%	6%
Total common equity	$181,059	$177,969	$177,760	$178,272	$179,379	1%	(1%)

Total Citigroup stockholders' equity	$200,094	$197,004	$196,220	$196,252	$197,359	1%	(1%)
Noncontrolling interests	874	859	854	763	751	(2%)	(14%)
Total equity	200,968	197,863	197,074	197,015	198,110	1%	(1%)
Total liabilities and equity	$1,912,334	$1,925,165	$1,917,383	$1,958,413	$1,988,226	2%	4%

(1)	Preliminary.
(2)	Includes allowance for credit losses for unfunded lending commitments. See page 23 for amounts by period.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

NET REVENUES

(In millions of dollars)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)
Global Consumer Banking
North America	$5,004	$5,129	$5,254	$5,185	$5,158	(1%)	3%	$10,161	$10,343	2%
Latin America	1,375	1,664	1,356	1,381	1,432	4%	4%	2,715	2,813	4%
Asia(1)	1,865	1,855	1,824	1,885	1,915	2%	3%	3,794	3,800	-
Total	8,244	8,648	8,434	8,451	8,505	1%	3%	16,670	16,956	2%

Institutional Clients Group
North America	3,511	3,329	2,809	3,119	3,478	12%	(1%)	6,777	6,597	(3%)
EMEA	3,043	2,927	2,633	3,170	2,960	(7%)	(3%)	6,210	6,130	(1%)
Latin America	1,168	1,061	1,083	1,160	1,195	3%	2%	2,384	2,355	(1%)
Asia	1,975	1,931	1,695	2,245	2,088	(7%)	6%	4,181	4,333	4%
Total	9,697	9,248	8,220	9,694	9,721	-	-	19,552	19,415	(1%)

Corporate / Other	528	493	470	431	532	23%	1%	1,119	963	(14%)

Total Citigroup - Net Revenues	$18,469	$18,389	$17,124	$18,576	$18,758	1%	2%	$37,341	$37,334	-

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

SEGMENT DETAIL

INCOME

(In millions of dollars)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)
Income (Loss) from Continuing Operations:

Global Consumer Banking
North America	$719	$850	$933	$769	$721	(6%)	-	$1,557	$1,490	(4%)
Latin America	197	331	208	252	262	4%	33%	376	514	37%
Asia (1)	360	383	378	416	430	3%	19%	733	846	15%
Total	1,276	1,564	1,519	1,437	1,413	(2%)	11%	2,666	2,850	7%

Institutional Clients Group
North America	1,030	871	745	714	1,022	43%	(1%)	1,888	1,736	(8%)
EMEA	986	971	819	1,125	1,005	(11%)	2%	2,099	2,130	1%
Latin America	517	544	346	503	491	(2%)	(5%)	1,011	994	(2%)
Asia	708	735	611	980	825	(16%)	17%	1,577	1,805	14%
Total	3,241	3,121	2,521	3,322	3,343	1%	3%	6,575	6,665	1%

Corporate / Other	(16)	(52)	265	(22)	36	NM	NM	(91)	14	NM

Income From Continuing Operations	$4,501	$4,633	$4,305	$4,737	$4,792	1%	6%	$9,150	$9,529	4%

Discontinued Operations	15	(8)	(8)	(2)	17	NM	13%	8	15	88%

Net Income Attributable to Noncontrolling Interests	26	3	(16)	25	10	(60%)	(62%)	48	35	(27%)

Total Citigroup - Net Income	$4,490	$4,622	$4,313	$4,710	$4,799	2%	7%	$9,110	$9,509	4%

Average Assets (in billions of dollars)
North America	$979	$998	$1,010	$999	$1,028	3%	5%	$975	$1,012	4%
EMEA(1)	375	358	368	363	370	2%	(1%)	369	367	(1%)
Latin America	127	126	123	126	128	2%	1%	128	127	(1%)
Asia(1)	342	344	347	352	355	1%	4%	345	354	3%
Corporate / Other	94	97	89	99	98	(1%)	4%	94	99	5%
Total	$1,917	$1,923	$1,937	$1,939	$1,979	2%	3%	$1,911	$1,959	3%

Return on Average Assets (ROA) on Net Income (Loss)
North America	0.72%	0.69%	0.67%	0.60%	0.68%			0.71%	0.64%
EMEA(1)	1.04%	1.06%	0.87%	1.24%	1.08%			1.13%	1.15%
Latin America	2.25%	2.76%	1.79%	2.43%	2.36%			2.19%	2.39%
Asia(1)	1.25%	1.29%	1.13%	1.61%	1.42%			1.35%	1.51%
Corporate/Other	(0.06%)	(0.28%)	1.21%	(0.16%)	0.22%			(0.22%)	0.03%
Total	0.94%	0.95%	0.88%	0.98%	0.97%			0.96%	0.98%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)
Net Interest Revenue	$7,019	$7,236	$7,348	$7,253	$7,272	-	4%	$13,999	$14,525	4%
Non-Interest Revenue	1,225	1,412	1,086	1,198	1,233	3%	1%	2,671	2,431	(9%)
Total Revenues, Net of Interest Expense	8,244	8,648	8,434	8,451	8,505	1%	3%	16,670	16,956	2%
Total Operating Expenses	4,652	4,658	4,590	4,608	4,663	1%	-	9,329	9,271	(1%)
Net Credit Losses	1,726	1,714	1,744	1,891	1,889	-	9%	3,462	3,780	9%
Credit Reserve Build / (Release)	154	186	79	76	99	30%	(36%)	298	175	(41%)
Provision for Unfunded Lending Commitments	3	6	(8)	5	5	-	67%	2	10	NM
Provision for Benefits and Claims	22	27	28	12	19	58%	(14%)	48	31	(35%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,905	1,933	1,843	1,984	2,012	1%	6%	3,810	3,996	5%
Income from Continuing Operations before Taxes	1,687	2,057	2,001	1,859	1,830	(2%)	8%	3,531	3,689	4%
Income Taxes	411	493	482	422	417	(1%)	1%	865	839	(3%)
Income from Continuing Operations	1,276	1,564	1,519	1,437	1,413	(2%)	11%	2,666	2,850	7%
Noncontrolling Interests	1	1	3	-	1	100%	-	3	1	(67%)
Net Income	$1,275	$1,563	$1,516	$1,437	$1,412	(2%)	11%	$2,663	$2,849	7%
EOP Assets (in billions of dollars)	$422	$427	$432	$426	$437	3%	4%
Average Assets (in billions of dollars)	$417	$424	$428	$426	$431	1%	3%	$420	$429	2%
Return on Average Assets (ROA)	1.23%	1.46%	1.41%	1.37%	1.31%			1.28%	1.34%
Efficiency Ratio	56%	54%	54%	55%	55%			56%	55%

Net Credit Losses as a % of Average Loans	2.28%	2.22%	2.24%	2.48%	2.45%			2.29%	2.46%

Revenue by Business
Retail Banking	$3,483	$3,711	$3,382	$3,467	$3,574	3%	3%	$6,947	$7,041	1%
Cards (1)	4,761	4,937	5,052	4,984	4,931	(1%)	4%	9,723	9,915	2%
Total	$8,244	$8,648	$8,434	$8,451	$8,505	1%	3%	$16,670	$16,956	2%

Net Credit Losses by Business
Retail Banking	$228	$243	$246	$256	$244	(5%)	7%	$460	$500	9%
Cards (1)	1,498	1,471	1,498	1,635	1,645	1%	10%	3,002	3,280	9%
Total	$1,726	$1,714	$1,744	$1,891	$1,889	-	9%	$3,462	$3,780	9%

Income from Continuing Operations by Business
Retail Banking	$577	$663	$531	$526	$629	20%	9%	$1,097	$1,155	5%
Cards (1)	699	901	988	911	784	(14%)	12%	1,569	1,695	8%
Total	$1,276	$1,564	$1,519	$1,437	$1,413	(2%)	11%	$2,666	$2,850	7%

Foreign Currency (FX) Translation Impact:
Total Revenue - as Reported	$8,244	$8,648	$8,434	$8,451	$8,505	1%	3%	$16,670	$16,956	2%
Impact of FX Translation (2)	(29)	(45)	54	(17)	-			(142)	-
Total Revenues - Ex-FX (2)	$8,215	$8,603	$8,488	$8,434	$8,505	1%	4%	$16,528	$16,956	3%

Total Operating Expenses – as Reported	$4,652	$4,658	$4,590	$4,608	$4,663	1%	-	$9,329	$9,271	(1%)
Impact of FX Translation (2)	(23)	(23)	29	(12)	-			(93)	-
Total Operating Expenses - Ex-FX (2)	$4,629	$4,635	$4,619	$4,596	$4,663	1%	1%	$9,236	$9,271	-

Total Provisions for LLR & PBC - as Reported	$1,905	$1,933	$1,843	$1,984	$2,012	1%	6%	$3,810	$3,996	5%
Impact of FX Translation (2)	(2)	(11)	12	(3)	-			(22)	-
Total Provisions for LLR & PBC - Ex-FX (2)	$1,903	$1,922	$1,855	$1,981	$2,012	2%	6%	$3,788	$3,996	5%

Net Income – as Reported	$1,275	$1,563	$1,516	$1,437	$1,412	(2%)	11%	$2,663	$2,849	7%
Impact of FX Translation (2)	(4)	(8)	8	(1)	-			(19)	-
Net Income - Ex-FX (2)	$1,271	$1,555	$1,524	$1,436	$1,412	(2%)	11%	$2,644	$2,849	8%

(1)	Includes both Citi-Branded Cards and Citi Retail Services.
(2)

Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented. Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18
Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,428	2,417	2,410	2,404	2,399	-	(1%)
Accounts (in millions)	53.9	54.0	54.5	55.0	55.5	1%	3%
Average Deposits	$305.8	$307.2	$306.5	$310.2	$312.9	1%	2%
Investment Sales	$23.9	$23.7	$21.2	$24.7	$26.2	6%	10%
Investment Assets under Management (AUMs)	$162.7	$169.0	$158.1	$171.4	$175.8	3%	8%
Average Loans	$145.6	$145.9	$145.0	$146.5	$147.4	1%	1%
EOP Loans:
Mortgages	$80.5	$80.9	$80.6	$80.8	$81.9	1%	2%
Commercial Banking	36.5	37.2	36.3	37.1	37.6	1%	3%
Personal and Other	28.1	28.7	28.8	29.1	29.7	2%	6%
EOP Loans	$145.1	$146.8	$145.7	$147.0	$149.2	1%	3%

Total Net Interest Revenue (in millions) (1)	$2,425	$2,424	$2,423	$2,410	$2,434	1%	-
As a % of Average Loans	6.68%	6.59%	6.63%	6.67%	6.62%

Net Credit Losses (in millions)	$228	$243	$246	$256	$244	(5%)	7%
As a % of Average Loans	0.63%	0.66%	0.67%	0.71%	0.66%
Loans 90+ Days Past Due (in millions) (2)	$500	$508	$485	$474	$456	(4%)	(9%)
As a % of EOP Loans	0.35%	0.35%	0.33%	0.32%	0.31%
Loans 30-89 Days Past Due (in millions) (2)	$754	$857	$790	$769	$869	13%	15%
As a % of EOP Loans	0.52%	0.59%	0.54%	0.53%	0.58%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	140.3	141.4	141.8	140.1	139.5	-	(1%)
Purchase Sales (in billions)	$133.6	$134.9	$144.1	$128.0	$142.0	11%	6%

Average Loans (in billions) (3)	$157.5	$160.9	$163.4	$162.7	$162.0	-	3%
EOP Loans (in billions) (3)	$160.9	$162.2	$169.5	$160.3	$165.1	3%	3%
Average Yield (4)	13.09%	13.37%	13.60%	13.95%	13.87%
Total Net Interest Revenue (5)	$4,594	$4,812	$4,925	$4,843	$4,838	-	5%
As a % of Average Loans (5)	11.70%	11.87%	11.96%	12.07%	11.98%
Net Credit Losses	$1,498	$1,471	$1,498	$1,635	$1,645	1%	10%
As a % of Average Loans	3.81%	3.63%	3.64%	4.08%	4.07%
Net Credit Margin (6)	$3,263	$3,467	$3,554	$3,350	$3,286	(2%)	1%
As a % of Average Loans (6)	8.31%	8.55%	8.63%	8.35%	8.14%
Loans 90+ Days Past Due	$1,845	$1,896	$2,134	$2,111	$2,010	(5%)	9%
As a % of EOP Loans	1.15%	1.17%	1.26%	1.32%	1.22%
Loans 30-89 Days Past Due	$1,804	$2,033	$2,112	$2,007	$1,952	(3%)	8%
As a % of EOP Loans	1.12%	1.25%	1.25%	1.25%	1.18%

(1)	Also includes net interest revenue related to the average deposit balances in excess of the average loan portfolio.
(2)	The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies. See footnote 2 on page 9.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Net Interest Revenue	$4,780	$4,984	$5,107	$5,058	$5,030	(1%)	5%	$9,530	$10,088	6%
Non-Interest Revenue	224	145	147	127	128	1%	(43%)	631	255	(60%)
Total Revenues, Net of Interest Expense (1)	5,004	5,129	5,254	5,185	5,158	(1%)	3%	10,161	10,343	2%
Total Operating Expenses	2,666	2,668	2,652	2,669	2,720	2%	2%	5,311	5,389	1%
Net Credit Losses	1,278	1,242	1,281	1,429	1,428	-	12%	2,574	2,857	11%
Credit Reserve Build / (Release)	115	116	84	98	82	(16%)	(29%)	238	180	(24%)
Provision for Unfunded Lending Commitments	2	5	(3)	5	6	20%	NM	(2)	11	NM
Provision for Benefits and Claims	5	5	6	6	6	-	20%	11	12	9%
Provisions for Loan Losses and for Benefits and Claims	1,400	1,368	1,368	1,538	1,522	(1%)	9%	2,821	3,060	8%
Income from Continuing Operations before Taxes	938	1,093	1,234	978	916	(6%)	(2%)	2,029	1,894	(7%)
Income Taxes	219	243	301	209	195	(7%)	(11%)	472	404	(14%)
Income from Continuing Operations	719	850	933	769	721	(6%)	-	1,557	1,490	(4%)
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$719	$850	$933	$769	$721	(6%)	-	$1,557	$1,490	(4%)
Average Assets (in billions)	$244	$249	$254	$250	$253	1%	4%	$246	$252	2%
Return on Average Assets	1.18%	1.35%	1.46%	1.25%	1.14%			1.28%	1.19%
Efficiency Ratio	53%	52%	50%	51%	53%			52%	52%

Net Credit Losses as a % of Average Loans	2.72%	2.56%	2.60%	2.97%	2.93%			2.74%	2.95%

Revenue by Business
Retail Banking	$1,348	$1,329	$1,331	$1,316	$1,351	3%	-	$2,655	$2,667	-
Citi-Branded Cards	2,062	2,108	2,226	2,195	2,197	-	7%	4,294	4,392	2%
Citi Retail Services	1,594	1,692	1,697	1,674	1,610	(4%)	1%	3,212	3,284	2%
Total	$5,004	$5,129	$5,254	$5,185	$5,158	(1%)	3%	$10,161	$10,343	2%

Net Credit Losses by Business
Retail Banking	$32	$32	$31	$60	$51	(15%)	59%	$75	$111	48%
Citi-Branded Cards	657	644	650	706	723	2%	10%	1,308	1,429	9%
Citi Retail Services	589	566	600	663	654	(1%)	11%	1,191	1,317	11%
Total	$1,278	$1,242	$1,281	$1,429	$1,428	-	12%	$2,574	$2,857	11%

Income from Continuing Operations by Business
Retail Banking	$161	$131	$133	$83	$114	37%	(29%)	$301	$197	(35%)
Citi-Branded Cards	309	375	472	382	364	(5%)	18%	734	746	2%
Citi Retail Services	249	344	328	304	243	(20%)	(2%)	522	547	5%
Total	$719	$850	$933	$769	$721	(6%)	-	$1,557	$1,490	(4%)

(1)	First quarter of 2018 includes an approximately $150 million gain on the sale of the Hilton Card portfolio.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	693	692	689	689	688	-	(1%)
Accounts (in millions)	9.1	9.0	9.1	9.1	9.1	-	-
Average Deposits	$179.9	$180.2	$180.6	$182.3	$183.0	-	2%
Investment Sales	$7.8	$7.9	$8.1	$8.8	$9.6	9%	23%
Investment AUMs	$61.1	$63.7	$60.1	$65.9	$68.2	3%	12%

Average Loans	$55.6	$56.0	$56.5	$57.1	$57.9	1%	4%

EOP Loans:
Mortgages	$44.4	$44.6	$44.7	$44.7	$45.3	1%	2%
Commercial Banking	9.1	9.3	9.7	10.4	10.7	3%	18%
Personal and Other	2.2	2.4	2.4	2.2	2.3	5%	5%
Total EOP Loans	$55.7	$56.3	$56.8	$57.3	$58.3	2%	5%

Mortgage Originations (1)	$2.6	$2.7	$2.3	$2.0	$3.9	95%	50%

Third Party Mortgage Servicing Portfolio (EOP)	$45.7	$45.4	$45.2	$44.9	$44.5	(1%)	(3%)

Net Servicing & Gain/(Loss) on Sale (in millions)	$33.6	$32.0	$25.6	$31.8	$31.3	(2%)	(7%)

Saleable Mortgage Rate Locks	$1.3	$1.1	$0.9	$1.1	$1.5	36%	15%

Net Interest Revenue on Loans (in millions)	$226	$216	$218	$223	$217	(3%)	(4%)
As a % of Avg. Loans	1.63%	1.53%	1.53%	1.58%	1.50%

Net Credit Losses (in millions)	$32	$32	$31	$60	$51	(15%)	59%
As a % of Avg. Loans	0.23%	0.23%	0.22%	0.43%	0.35%

Loans 90+ Days Past Due (in millions) (2)	$179	$188	$180	$179	$145	(19%)	(19%)
As a % of EOP Loans	0.33%	0.34%	0.32%	0.32%	0.25%
Loans 30-89 Days Past Due (in millions) (2)	$252	$320	$282	$269	$361	34%	43%
As a % of EOP Loans	0.46%	0.58%	0.50%	0.47%	0.63%

(1)	Originations of residential first mortgages.
(2)

The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $244 million and ($0.7 billion), $235 million and ($0.7 billion), $201 million and ($0.6 billion), $163 million and ($0.6 billion), and $151 million and ($0.6 billion) as of June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $87 million and ($0.7 billion), $82 million and ($0.7 billion), $78 million and ($0.6 billion), $71 million and ($0.6 billion), and $83 million and ($0.6 billion) as of June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

NORTH AMERICA

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	34.2	34.4	34.6	34.8	34.8	-	2%
Purchase Sales (in billions)	$86.4	$87.3	$91.6	$83.6	$93.2	11%	8%

Average Loans (in billions) (1)	$86.6	$87.8	$88.8	$87.7	$88.4	1%	2%

EOP Loans (in billions) (1)	$88.1	$88.4	$91.8	$87.0	$90.6	4%	3%

Average Yield (2)	9.94%	10.34%	10.74%	11.24%	11.13%
Total Net Interest Revenue (3)	$1,788	$1,883	$1,968	$1,972	$1,974	-	10%
As a % of Avg. Loans (3)	8.28%	8.51%	8.79%	9.12%	8.96%
Net Credit Losses	$657	$644	$650	$706	$723	2%	10%
As a % of Average Loans	3.04%	2.91%	2.90%	3.26%	3.28%
Net Credit Margin (4)	$1,403	$1,462	$1,574	$1,487	$1,470	(1%)	5%
As a % of Avg. Loans (4)	6.50%	6.61%	7.03%	6.88%	6.67%
Loans 90+ Days Past Due	$712	$707	$812	$828	$799	(4%)	12%
As a % of EOP Loans	0.81%	0.80%	0.88%	0.95%	0.88%
Loans 30-89 Days Past Due	$627	$722	$755	$731	$705	(4%)	12%
As a % of EOP Loans	0.71%	0.82%	0.82%	0.84%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	85.1	85.9	86.3	84.6	84.1	(1%)	(1%)
Purchase Sales (in billions)	$21.6	$22.1	$25.5	$18.6	$22.5	21%	4%

Average Loans (in billions) (1)	$46.6	$49.0	$50.4	$50.2	$49.1	(2%)	5%

EOP Loans (in billions) (1)	$48.6	$49.4	$52.7	$48.9	$49.6	1%	2%

Average Yield (2)	17.82%	17.83%	17.78%	18.17%	18.10%
Total Net Interest Revenue (3)	$1,970	$2,099	$2,128	$2,078	$2,036	(2%)	3%
As a % of Avg. Loans (3)	16.96%	17.00%	16.75%	16.79%	16.63%
Net Credit Losses	$589	$566	$600	$663	$654	(1%)	11%
As a % of Average Loans	5.07%	4.58%	4.72%	5.36%	5.34%
Net Credit Margin (4)	$1,002	$1,123	$1,094	$1,007	$953	(5%)	(5%)
As a % of Avg. Loans (4)	8.62%	9.09%	8.61%	8.14%	7.79%
Loans 90+ Days Past Due	$781	$832	$952	$918	$840	(8%)	8%
As a % of EOP Loans	1.61%	1.68%	1.81%	1.88%	1.69%
Loans 30-89 Days Past Due	$761	$890	$932	$859	$831	(3%)	9%
As a % of EOP Loans	1.57%	1.80%	1.77%	1.76%	1.68%

(1)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(2)	Average yield is calculated as gross interest revenue earned on loans divided by average loans.
(3)	Net interest revenue includes certain fees that are recorded as interest revenue.
(4)	Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Net Interest Revenue	$1,013	$1,042	$1,006	$975	$1,017	4%	-	$2,010	$1,992	(1%)
Non-Interest Revenue (2)	362	622	350	406	415	2%	15%	705	821	16%
Total Revenues, Net of Interest Expense	1,375	1,664	1,356	1,381	1,432	4%	4%	2,715	2,813	4%
Total Operating Expenses	779	825	784	735	765	4%	(2%)	1,534	1,500	(2%)
Net Credit Losses	278	307	290	298	285	(4%)	3%	556	583	5%
Credit Reserve Build / (Release)	33	31	(23)	(7)	10	NM	(70%)	75	3	(96%)
Provision for Unfunded Lending Commitments	-	-	(1)	-	(1)	(100%)	(100%)	1	(1)	NM
Provision for Benefits and Claims	17	22	22	6	13	NM	(24%)	37	19	(49%)
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	328	360	288	297	307	3%	(6%)	669	604	(10%)
Income from Continuing Operations before Taxes	268	479	284	349	360	3%	34%	512	709	38%
Income Taxes	71	148	76	97	98	1%	38%	136	195	43%
Income from Continuing Operations	197	331	208	252	262	4%	33%	376	514	37%
Noncontrolling Interests	-	-	-	-	-	-	-	-	-	-
Net Income	$197	$331	$208	$252	$262	4%	33%	$376	$514	37%
Average Assets (in billions of dollars)	$43	$45	$43	$44	$45	2%	5%	$44	$45	2%
Return on Average Assets	1.84%	2.92%	1.92%	2.32%	2.34%			1.72%	2.30%
Efficiency Ratio	57%	50%	58%	53%	53%			57%	53%

Net Credit Losses as a % of Average Loans	4.37%	4.63%	4.58%	4.72%	4.47%			4.33%	4.57%

Revenue by Business
Retail Banking	$993	$1,259	$959	$1,008	$1,015	1%	2%	$1,952	$2,023	4%
Citi-Branded Cards	382	405	397	373	417	12%	9%	763	790	4%
Total	$1,375	$1,664	$1,356	$1,381	$1,432	4%	4%	$2,715	$2,813	4%

Net Credit Losses by Business
Retail Banking	$138	$153	$144	$138	$129	(7%)	(7%)	$270	$267	(1%)
Citi-Branded Cards	140	154	146	160	156	(3%)	11%	286	316	10%
Total	$278	$307	$290	$298	$285	(4%)	3%	$556	$583	5%

Income from Continuing Operations by Business
Retail Banking	$152	$276	$147	$197	$192	(3%)	26%	$286	$389	36%
Citi-Branded Cards	45	55	61	55	70	27%	56%	90	125	39%
Total	$197	$331	$208	$252	$262	4%	33%	$376	$514	37%

FX Translation Impact:
Total Revenue - as Reported	$1,375	$1,664	$1,356	$1,381	$1,432	4%	4%	$2,715	$2,813	4%
Impact of FX Translation (3)	13	(36)	52	(4)	-			(31)	-
Total Revenues - Ex-FX (3)	$1,388	$1,628	$1,408	$1,377	$1,432	4%	3%	$2,684	$2,813	5%

Total Operating Expenses - as Reported	$779	$825	$784	$735	$765	4%	(2%)	$1,534	$1,500	(2%)
Impact of FX Translation (3)	6	(16)	27	(2)	-			(16)	-
Total Operating Expenses - Ex-FX (3)	$785	$809	$811	$733	$765	4%	(3%)	$1,518	$1,500	(1%)

Provisions for LLR & PBC - as Reported	$328	$360	$288	$297	$307	3%	(6%)	$669	$604	(10%)
Impact of FX Translation (3)	3	(8)	12	(1)	-			(9)	-
Provisions for LLR & PBC - Ex-FX (3)	$331	$352	$300	$296	$307	4%	(7%)	$660	$604	(8%)

Net Income - as Reported	$197	$331	$208	$252	$262	4%	33%	$376	$514	37%
Impact of FX Translation (3)	2	(8)	8	-	-			(5)	-
Net Income - Ex-FX (3)	$199	$323	$216	$252	$262	4%	32%	$371	$514	39%

(1)	Latin America GCB consists of Citi's consumer banking operations in Mexico.
(2)	Third quarter of 2018 includes an approximately $250 million gain on the sale of an asset management business.
(3)	Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

LATIN AMERICA - PAGE 2

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,462	1,463	1,463	1,464	1,459	-	-
Accounts (in millions)	28.9	29.1	29.4	30.0	30.3	1%	5%
Average Deposits	$28.3	$29.4	$28.2	$28.6	$29.2	2%	3%
Investment Sales	$6.6	$6.7	$6.3	$6.6	$6.5	(2%)	(2%)
Investment AUMs	$33.1	$35.5	$30.4	$32.2	$32.8	2%	(1%)
Average Loans	$20.1	$20.7	$19.6	$19.9	$20.0	1%	-
EOP Loans:
Mortgages	$4.1	$4.3	$4.0	$4.1	$4.2	2%	2%
Commercial Banking	10.2	10.6	9.9	9.9	10.3	4%	1%
Personal and Other	5.8	6.1	5.8	5.7	5.6	(2%)	(3%)
Total EOP Loans	$20.1	$21.0	$19.7	$19.7	$20.1	2%	-

Total Net Interest Revenue (in millions) (1)	$687	$711	$682	$672	$677	1%	(1%)
As a % of Average Loans (1)	13.71%	13.63%	13.80%	13.70%	13.58%
Net Credit Losses (in millions)	$138	$153	$144	$138	$129	(7%)	(7%)
As a % of Average Loans	2.75%	2.93%	2.91%	2.81%	2.59%
Loans 90+ Days Past Due (in millions)	$132	$126	$127	$114	$124	9%	(6%)
As a % of EOP Loans	0.66%	0.60%	0.64%	0.58%	0.62%
Loans 30-89 Days Past Due (in millions)	$183	$235	$201	$201	$206	2%	13%
As a % of EOP Loans	0.91%	1.12%	1.02%	1.02%	1.02%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	5.7	5.7	5.6	5.5	5.4	(2%)	(5%)
Purchase Sales (in billions)	$4.3	$4.6	$4.8	$4.4	$4.7	7%	9%
Average Loans (in billions) (2)	$5.4	$5.6	$5.5	$5.7	$5.6	(2%)	4%
EOP Loans (in billions) (2)	$5.4	$5.8	$5.7	$5.6	$5.7	2%	6%
Average Yield (3)	24.49%	24.44%	24.61%	23.68%	25.21%	6%	3%

Total Net Interest Revenue (in millions) (4)	$326	$331	$324	$303	$340	12%	4%
As a % of Average Loans (4)	24.21%	23.45%	23.37%	21.56%	24.35%
Net Credit Losses (in millions)	$140	$154	$146	$160	$156	(3%)	11%
As a % of Average Loans	10.40%	10.91%	10.53%	11.38%	11.17%
Net Credit Margin (in millions) (5)	$247	$257	$256	$220	$268	22%	9%
As a % of Average Loans (5)	18.35%	18.21%	18.47%	15.65%	19.20%
Loans 90+ Days Past Due (in millions)	$160	$169	$171	$165	$169	2%	6%
As a % of EOP Loans	2.96%	2.91%	3.00%	2.95%	2.96%
Loans 30-89 Days Past Due (in millions)	$156	$170	$170	$161	$159	(1%)	2%
As a % of EOP Loans	2.89%	2.93%	2.98%	2.88%	2.79%

(1)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(2)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(3)	Average yield is gross interest revenue earned on loans divided by average loans.
(4)	Net interest revenue includes certain fees that are recorded as interest revenue.
(5)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 1

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Net Interest Revenue	$1,226	$1,210	$1,235	$1,220	$1,225	-	-	$2,459	$2,445	(1%)
Non-Interest Revenue	639	645	589	665	690	4%	8%	1,335	1,355	1%
Total Revenues, Net of Interest Expense	1,865	1,855	1,824	1,885	1,915	2%	3%	3,794	3,800	-
Total Operating Expenses	1,207	1,165	1,154	1,204	1,178	(2%)	(2%)	2,484	2,382	(4%)
Net Credit Losses	170	165	173	164	176	7%	4%	332	340	2%
Credit Reserve Build / (Release)	6	39	18	(15)	7	NM	17%	(15)	(8)	47%
Provision for Unfunded Lending Commitments	1	1	(4)	-	-	-	(100%)	3	-	(100%)
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	177	205	187	149	183	23%	3%	320	332	4%
Income from Continuing Operations before Taxes	481	485	483	532	554	4%	15%	990	1,086	10%
Income Taxes	121	102	105	116	124	7%	2%	257	240	(7%)
Income from Continuing Operations	360	383	378	416	430	3%	19%	733	846	15%
Noncontrolling Interests	1	1	3	-	1	100%	-	3	1	(67%)
Net Income	$359	$382	$375	$416	$429	3%	19%	$730	$845	16%
Average Assets (in billions)	$130	$130	$131	$132	$133	1%	2%	$131	$133	2%
Return on Average Assets	1.11%	1.17%	1.14%	1.28%	1.29%			1.12%	1.28%
Efficiency Ratio	65%	63%	63%	64%	62%			65%	63%

Net Credit Losses as a % of Average Loans	0.77%	0.75%	0.78%	0.75%	0.80%			0.75%	0.77%

Revenue by Business
Retail Banking	$1,142	$1,123	$1,092	$1,143	$1,208	6%	6%	$2,340	$2,351	-
Citi-Branded Cards	723	732	732	742	707	(5%)	(2%)	1,454	1,449	-
Total	$1,865	$1,855	$1,824	$1,885	$1,915	2%	3%	$3,794	$3,800	-

Net Credit Losses by Business
Retail Banking	$58	$58	$71	$58	$64	10%	10%	$115	$122	6%
Citi-Branded Cards	112	107	102	106	112	6%	-	217	218	-
Total	$170	$165	$173	$164	$176	7%	4%	$332	$340	2%

Income from Continuing Operations by Business
Retail Banking	$264	$256	$251	$246	$323	31%	22%	$510	$569	12%
Citi-Branded Cards	96	127	127	170	107	(37%)	11%	223	277	24%
Total	$360	$383	$378	$416	$430	3%	19%	$733	$846	15%

FX Translation Impact:
Total Revenue - as Reported	$1,865	$1,855	$1,824	$1,885	$1,915	2%	3%	$3,794	$3,800	-
Impact of FX Translation (2)	(42)	(9)	2	(13)	-			(111)	-
Total Revenues - Ex-FX (2)	$1,823	$1,846	$1,826	$1,872	$1,915	2%	5%	$3,683	$3,800	3%

Total Operating Expenses - as Reported	$1,207	$1,165	$1,154	$1,204	$1,178	(2%)	(2%)	$2,484	$2,382	(4%)
Impact of FX Translation (2)	(29)	(7)	2	(10)	-			(77)	-
Total Operating Expenses - Ex-FX (2)	$1,178	$1,158	$1,156	$1,194	$1,178	(1%)	-	$2,407	$2,382	(1%)

Provisions for LLR & PBC - as Reported	$177	$205	$187	$149	$183	23%	3%	$320	$332	4%
Impact of FX Translation (2)	(5)	(3)	-	(2)	-			(13)	-
Provisions for LLR & PBC - Ex-FX (2)	$172	$202	$187	$147	$183	24%	6%	$307	$332	8%

Net Income - as Reported	$359	$382	$375	$416	$429	3%	19%	$730	$845	16%
Impact of FX Translation (2)	(6)	-	-	(1)	-			(14)	-
Net Income - Ex-FX (2)	$353	$382	$375	$415	$429	3%	22%	$716	$845	18%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Reflects the impact of foreign currency (FX) translation into U.S. Dollars at the second quarter of 2019 and year-to-date 2019 average exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

GLOBAL CONSUMER BANKING

ASIA (1) - PAGE 2

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	273	262	258	251	252	-	(8%)
Accounts (in millions)	15.9	15.9	16.0	15.9	16.1	1%	1%
Average Deposits	$97.6	$97.6	$97.7	$99.3	$100.7	1%	3%
Investment Sales	$9.5	$9.1	$6.8	$9.3	$10.1	9%	6%
Investment AUMs	$68.5	$69.8	$67.6	$73.3	$74.8	2%	9%
Average Loans	$69.9	$69.2	$68.9	$69.5	$69.5	-	(1%)
EOP Loans:
Mortgages	$32.0	$32.0	$31.9	$32.0	$32.4	1%	1%
Commercial Banking	17.2	17.3	16.7	16.8	16.6	(1%)	(3%)
Personal and Other	20.1	20.2	20.6	21.2	21.8	3%	8%
Total EOP Loans	$69.3	$69.5	$69.2	$70.0	$70.8	1%	2%

Total Net Interest Revenue (in millions) (2)	$716	$711	$730	$730	$737	1%	3%
As a % of Average Loans (2)	4.11%	4.08%	4.20%	4.26%	4.25%
Net Credit Losses (in millions)	$58	$58	$71	$58	$64	10%	10%
As a % of Average Loans	0.33%	0.33%	0.41%	0.34%	0.37%
Loans 90+ Days Past Due (in millions)	$189	$194	$178	$181	$187	3%	(1%)
As a % of EOP Loans	0.27%	0.28%	0.26%	0.26%	0.26%
Loans 30-89 Days Past Due (in millions)	$319	$302	$307	$299	$302	1%	(5%)
As a % of EOP Loans	0.46%	0.43%	0.44%	0.43%	0.43%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.3	15.4	15.3	15.2	15.2	-	(1%)
Purchase Sales (in billions)	$21.3	$20.9	$22.2	$21.4	$21.6	1%	1%
Average Loans (in billions) (3)	$18.9	$18.5	$18.7	$19.1	$18.9	(1%)	-
EOP Loans (in billions) (3)	$18.8	$18.6	$19.3	$18.8	$19.2	2%	2%
Average Yield (4)	12.55%	12.49%	12.58%	12.42%	12.33%	(1%)	(2%)

Total Net Interest Revenue (in millions) (5)	$510	$499	$505	$490	$488	-	(4%)
As a % of Average Loans (6)	10.82%	10.70%	10.71%	10.40%	10.36%
Net Credit Losses (in millions)	$112	$107	$102	$106	$112	6%	-
As a % of Average Loans	2.38%	2.29%	2.16%	2.25%	2.38%
Net Credit Margin (in millions) (6)	$611	$625	$630	$636	$595	(6%)	(3%)
As a % of Average Loans (6)	12.97%	13.40%	13.37%	13.50%	12.63%
Loans 90+ Days Past Due	$192	$188	$199	$200	$202	1%	5%
As a % of EOP Loans	1.02%	1.01%	1.03%	1.06%	1.05%
Loans 30-89 Days Past Due	$260	$251	$255	$256	$257	-	(1%)
As a % of EOP Loans	1.38%	1.35%	1.32%	1.36%	1.34%

(1)	Asia GCB includes the results of operations of GCB activities in certain EMEA countries for all periods presented.
(2)	Also includes net interest revenue related to the region's average deposit balances in excess of the average loan portfolio.
(3)	Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.
(4)	Average yield is gross interest revenue earned on loans divided by average loans.
(5)	Net interest revenue includes certain fees that are recorded as interest revenue.
(6)	Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Commissions and Fees	$1,127	$1,085	$1,091	$1,121	$1,046	(7%)	(7%)	$2,340	$2,167	(7%)
Administration and Other Fiduciary Fees	713	686	662	670	696	4%	(2%)	1,407	1,366	(3%)
Investment Banking	1,246	1,029	1,092	1,112	1,100	(1%)	(12%)	2,231	2,212	(1%)
Principal Transactions	2,339	2,252	1,287	2,632	1,930	(27%)	(17%)	5,183	4,562	(12%)
Other (1)	179	184	122	284	716	NM	NM	644	1,000	55%
Total Non-Interest Revenue	5,604	5,236	4,254	5,819	5,488	(6%)	(2%)	11,805	11,307	(4%)
Net Interest Revenue (including Dividends)	4,093	4,012	3,966	3,875	4,233	9%	3%	7,747	8,108	5%
Total Revenues, Net of Interest Expense	9,697	9,248	8,220	9,694	9,721	-	-	19,552	19,415	(1%)
Total Operating Expenses	5,460	5,194	4,829	5,427	5,356	(1%)	(2%)	10,966	10,783	(2%)
Net Credit Losses	(1)	23	45	55	72	31%	NM	104	127	22%
Credit Reserve Build / (Release)	32	7	32	(54)	47	NM	47%	(143)	(7)	95%
Provision for Unfunded Lending Commitments	(6)	41	52	20	(16)	NM	NM	23	4	(83%)
Provision for Benefits and Claims	-	-	-	-	-	-	-	-	-	-
Provisions for Credit Losses and for Benefits and Claims	25	71	129	21	103	NM	NM	(16)	124	NM
Income from Continuing Operations before Taxes	4,212	3,983	3,262	4,246	4,262	-	1%	8,602	8,508	(1%)
Income Taxes	971	862	741	924	919	(1%)	(5%)	2,027	1,843	(9%)
Income from Continuing Operations	3,241	3,121	2,521	3,322	3,343	1%	3%	6,575	6,665	1%
Noncontrolling Interests	12	(6)	(4)	11	10	(9%)	(17%)	27	21	(22%)
Net Income	$3,229	$3,127	$2,525	$3,311	$3,333	1%	3%	$6,548	$6,644	1%
EOP Assets (in billions)	$1,397	$1,404	$1,394	$1,425	$1,454	2%	4%
Average Assets (in billions)	$1,406	$1,402	$1,420	$1,414	$1,450	3%	3%	$1,397	$1,432	3%
Return on Average Assets (ROA)	0.92%	0.88%	0.71%	0.95%	0.92%			0.95%	0.94%
Efficiency Ratio	56%	56%	59%	56%	55%			56%	56%

Revenue by Region
North America	$3,511	$3,329	$2,809	$3,119	$3,478	12%	(1%)	$6,777	$6,597	(3%)
EMEA	3,043	2,927	2,633	3,170	2,960	(7%)	(3%)	6,210	6,130	(1%)
Latin America	1,168	1,061	1,083	1,160	1,195	3%	2%	2,384	2,355	(1%)
Asia	1,975	1,931	1,695	2,245	2,088	(7%)	6%	4,181	4,333	4%
Total Revenues, net of Interest Expense	$9,697	$9,248	$8,220	$9,694	$9,721	-	-	$19,552	$19,415	(1%)

Income (loss) from Continuing Operations by Region
North America	$1,030	$871	$745	$714	$1,022	43%	(1%)	$1,888	$1,736	(8%)
EMEA	986	971	819	1,125	1,005	(11%)	2%	2,099	2,130	1%
Latin America	517	544	346	503	491	(2%)	(5%)	1,011	994	(2%)
Asia	708	735	611	980	825	(16%)	17%	1,577	1,805	14%
Income from Continuing Operations	$3,241	$3,121	$2,521	$3,322	$3,343	1%	3%	$6,575	$6,665	1%

Average Loans by Region (in billions)
North America	$165	$166	171	$176	$178	1%	8%	$162	$176	9%
EMEA	80	82	83	84	85	1%	6%	79	85	8%
Latin America	33	33	34	34	33	(3%)	-	34	34	-
Asia	68	65	63	63	63	-	(7%)	68	63	(7%)
Total	$346	$346	$351	$357	$359	1%	4%	$343	$358	4%

EOP Deposits by Region (in billions)
North America	$308	$318	$323	$318	$325	2%	5%
EMEA	187	180	184	197	196	-	5%
Latin America	26	26	27	28	28	(2%)	7%
Asia	155	161	156	159	166	4%	8%
Total	$676	$685	$690	$702	$715	2%	6%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$459	$470	$472	$475	$488	3%	6%
All Other ICG Businesses	217	215	218	227	227	-	5%
Total	$676	$685	$690	$702	$715	2%	6%

(1)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

INSTITUTIONAL CLIENTS GROUP

REVENUES BY BUSINESS

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Revenue Details:
Investment Banking:
Advisory	$361	$262	$463	$378	$232	(39%)	(36%)	$576	$610	6%
Equity Underwriting	335	259	181	172	314	83%	(6%)	551	486	(12%)
Debt Underwriting	726	660	634	804	737	(8%)	2%	1,425	1,541	8%
Total Investment Banking	1,422	1,181	1,278	1,354	1,283	(5%)	(10%)	2,552	2,637	3%
Treasury and Trade Solutions	2,336	2,283	2,402	2,395	2,441	2%	4%	4,604	4,836	5%
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	589	563	559	569	538	(5%)	(9%)	1,110	1,107	-
Private Bank	848	849	797	880	866	(2%)	2%	1,752	1,746	-
Total Banking Revenues (Ex-Gain/(Loss) on Loan Hedges) (1)	$5,195	$4,876	$5,036	$5,198	$5,128	(1%)	(1%)	$10,018	$10,326	3%

Corporate Lending - Gain/(Loss) on Loan Hedges (1)	23	(106)	105	(231)	(75)	68%	NM	46	(306)	NM
Total Banking Revenues including G(L) on Loan Hedges (1)	$5,218	$4,770	$5,141	$4,967	$5,053	2%	(3%)	$10,064	$10,020	-

Fixed Income Markets	$3,082	$3,206	$1,948	$3,452	$3,323	(4%)	8%	$6,507	$6,775	4%
Equity Markets	864	792	668	842	790	(6%)	(9%)	1,967	1,632	(17%)
Securities Services	665	672	653	638	682	7%	3%	1,306	1,320	1%
Other	(132)	(192)	(190)	(205)	(127)	38%	4%	(292)	(332)	(14%)
Total Markets and Securities Services	$4,479	$4,478	$3,079	$4,727	$4,668	(1%)	4%	$9,488	$9,395	(1%)
Total Revenues, net of Interest Expense	$9,697	$9,248	$8,220	$9,694	$9,721	-	-	$19,552	$19,415	(1%)

Taxable-equivalent adjustments (2)	$96	$98	$126	$104	$105	1%	9%	$192	$209	9%

Total ICG Revenues including taxable-equivalent adjustments (2)	$9,793	$9,346	$8,346	$9,798	$9,826	-	-	$19,744	$19,624	(1%)

Commissions and Fees	$182	$164	$184	$174	$198	14%	9%	$357	$372	4%
Principal Transactions (3)	2,114	2,026	802	2,377	1,870	(21%)	(12%)	4,306	4,247	(1%)
Other (4)	28	86	(9)	150	533	NM	NM	303	683	NM
Total Non-Interest Revenue	$2,324	$2,276	$977	$2,701	$2,601	(4%)	12%	$4,966	$5,302	7%
Net Interest Revenue	758	930	971	751	722	(4%)	(5%)	1,541	1,473	(4%)
Total Fixed Income Markets	$3,082	$3,206	$1,948	$3,452	$3,323	(4%)	8%	$6,507	$6,775	4%

Rates and Currencies	$2,241	$2,353	$1,415	$2,402	$2,118	(12%)	(5%)	$4,718	$4,520	(4%)
Spread Products / Other Fixed Income	841	853	533	1,050	1,205	15%	43%	1,789	2,255	26%
Total Fixed Income Markets	$3,082	$3,206	$1,948	$3,452	$3,323	(4%)	8%	$6,507	$6,775	4%

Commissions and Fees	$308	$285	$313	$293	$274	(6%)	(11%)	$669	$567	(15%)
Principal Transactions (3)	101	284	318	396	7	(98%)	(93%)	638	403	(37%)
Other	20	(4)	14	7	10	43%	(50%)	100	17	(83%)
Total Non-Interest Revenue	$429	$565	$645	$696	$291	(58%)	(32%)	$1,407	$987	(30%)
Net Interest Revenue	435	227	23	146	499	NM	15%	560	645	15%
Total Equity Markets	$864	$792	$668	$842	$790	(6%)	(9%)	$1,967	$1,632	(17%)

(1)

Credit derivatives are used to economically hedge a portion of the corporate loan portfolio that includes both accrual loans and loans at fair value. Gain/(loss) on loan hedges includes the mark-to-market on the credit derivatives partially offset by the mark-to-market on the loans in the portfolio that are at fair value. Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges are netted against the corporate lending revenues to reflect the cost of credit protection. Citigroup’s results of operations excluding the impact of gain/(loss) on loan hedges are non-GAAP financial measures.

(2)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.
(3)	Excludes principal transactions revenues of ICG businesses other than Markets, primarily treasury and trade solutions and the private bank.
(4)	2Q19 includes a $355 million gain on Citi's investment in Tradeweb.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

CORPORATE / OTHER (1)

(In millions of dollars, except as otherwise noted)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)
Net Interest Revenue	$553	$554	$609	$631	$445	(29%)	(20%)	$1,091	$1,076	(1%)
Non-interest revenue	(25)	(61)	(139)	(200)	87	NM	NM	28	(113)	NM
Total Revenues, Net of Interest Expense	528	493	470	431	532	23%	1%	1,119	963	(14%)
Total Operating Expenses	600	459	474	549	481	(12%)	(20%)	1,342	1,030	(23%)
Net Credit Losses	(21)	19	(3)	2	2	-	NM	5	4	(20%)
Credit Reserve Build / (Release)	(95)	(43)	(47)	(26)	(20)	23%	79%	(128)	(46)	64%
Provision for Benefits and Claims	(1)	(1)	-	-	-	-	100%	(1)	-	100%
Provision for Unfunded Lending Commitments	(1)	(5)	3	(1)	(4)	NM	NM	(1)	(5)	NM
Total provisions for credit losses and for benefits and claims	(118)	(30)	(47)	(25)	(22)	12%	81%	(125)	(47)	62%
Income from Continuing Operations before Taxes	46	64	43	(93)	73	NM	59%	(98)	(20)	80%
Income Taxes (Benefits) (2)	62	116	(222)	(71)	37	NM	(40%)	(7)	(34)	NM
Income (Loss) from Continuing Operations	(16)	(52)	265	(22)	36	NM	NM	(91)	14	NM
Income (Loss) from Discontinued Operations, net of taxes	15	(8)	(8)	(2)	17	NM	13%	8	15	88%
Noncontrolling Interests	13	8	(15)	14	(1)	NM	NM	18	13	(28%)
Net Income (Loss)	$(14)	$(68)	$272	$(38)	$54	NM	NM	$(101)	$16	NM
EOP Assets (in billions of dollars)	$93	$94	$91	$107	$97	(9%)	4%
Average Assets (in billions of dollars)	$94	$97	$89	$99	$98	(1%)	4%	$94	$99	5%
Return on Average Assets	(0.06%)	(0.28%)	1.21%	(0.16%)	0.22%			(0.22%)	0.03%
Efficiency Ratio	114%	93%	101%	127%	90%			120%	107%

Consumer - North America - Key Indicators

Average Loans (in billions of dollars)	$18.4	$17.0	$15.9	$13.6	$12.3	(10%)	(33%)
EOP Loans (in billions of dollars)	$17.6	$16.4	$15.3	$12.6	$11.6	(8%)	(34%)
Net Interest Revenue	$148	$154	$137	$104	$81	(22%)	(45%)
As a % of Average Loans	3.23%	3.59%	3.42%	3.10%	2.64%
Net Credit Losses	$(39)	$12	$-	$1	$4	NM	NM
As a % of Average Loans	(0.85%)	0.28%	0.00%	0.03%	0.13%
Loans 90+ Days Past Due (3)	$415	$401	$382	$354	$327	(8%)	(21%)
As a % of EOP Loans	2.49%	2.57%	2.62%	2.97%	3.00%
Loans 30-89 Days Past Due (3)	$355	$422	$362	$348	$334	(4%)	(6%)
As a % of EOP Loans	2.13%	2.71%	2.48%	2.92%	3.06%

(1)     Includes certain unallocated costs of global staff functions (including finance, risk, human resources, legal and compliance), other corporate expenses and unallocated global operations and technology expenses and income taxes, as well as Corporate Treasury, certain North America legacy consumer loan portfolios, other legacy assets and discontinued operations.

(2)     4Q18 includes a one-time benefit of $94 million, due to the finalization of the provisional component of the impact based on Citi’s analysis, as well as additional guidance received from the U.S. Treasury Department related to the enactment of the Tax Cuts and Jobs Act.

(3)     The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $0.4 billion and ($0.9 billion), $0.4 billion and ($0.8 billion), $0.3 billion and ($0.7 billion), $0.3 billion and ($0.7 billion), and $0.3 billion and ($0.7 billion) as of June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.1 billion and ($0.9 billion), $0.1 billion and ($0.8 billion), $0.1 billion and ($0.7 billion), $0.1 billion and ($0.7 billion), and $0.1 billion and ($0.9 billion) as of June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019, respectively.

NM  Not meaningful.

Reclassified to conform to the current period's presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5)

Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Second	First	Second	Second	First	Second	Second	First	Second
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter
In millions of dollars, except as otherwise noted	2018	2019	2019(5)	2018	2019	2019(5)	2018	2019	2019(5)
Assets:
Deposits with Banks	$176,151	$171,369	$192,483	$493	$607	$736	1.12%	1.44%	1.53%
Fed Funds Sold and Resale Agreements (6)	271,371	275,639	266,650	1,336	1,790	1,897	1.97%	2.63%	2.85%
Trading Account Assets (7)	210,631	220,577	245,726	1,773	1,692	2,143	3.38%	3.11%	3.50%
Investments	347,787	351,008	347,401	2,408	2,578	2,529	2.78%	2.98%	2.92%
Total Loans (net of Unearned Income) (8)	669,744	679,209	679,622	11,209	11,990	11,999	6.71%	7.16%	7.08%
Other Interest-Earning Assets	69,341	66,925	67,885	394	483	457	2.28%	2.93%	2.70%
Total Average Interest-Earning Assets	$1,745,025	$1,764,727	$1,799,767	$17,613	$19,140	$19,761	4.05%	4.40%	4.40%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$785,620	$839,389	$862,720	$1,925	$2,834	$3,095	0.98%	1.37%	1.44%
Deposit Insurance and FDIC Assessment	-	-	-	319	193	189
Total Deposits	785,620	839,389	862,720	2,244	3,027	3,284	1.15%	1.46%	1.53%
Fed Funds Purchased and Repurchase Agreements (6)	171,073	183,937	189,045	1,224	1,589	1,724	2.87%	3.50%	3.66%
Trading Account Liabilities (7)	97,151	95,290	95,004	236	327	320	0.97%	1.39%	1.35%
Short-Term Borrowings	108,192	99,180	106,205	523	652	715	1.94%	2.67%	2.70%
Long-Term Debt (9)	203,271	196,963	202,524	1,658	1,722	1,719	3.27%	3.55%	3.40%
Total Average Interest-Bearing Liabilities	$1,365,307	$1,414,759	$1,455,498	$5,885	$7,317	$7,762	1.73%	2.10%	2.14%

Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,365,307	$1,414,759	$1,455,498	$5,566	$7,124	$7,573	1.64%	2.04%	2.09%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$11,728	$11,823	$11,999	2.70%	2.72%	2.67%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,047	$12,016	$12,188	2.77%	2.76%	2.72%

2Q19 Increase (Decrease) From							(3) bps	(5) bps

2Q19 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							(5) bps	(4) bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 21%) of $63 million for the second quarter of 2018, $64 million for the first quarter of 2019 and $49 million for the second quarter of 2019.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Second quarter of 2019 is preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of ASU 2013-01 (Topic 210).

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes in fair value recorded in Principal Transactions.

Reclassified to conform to the current period's presentation.

DEPOSITS

(In billions of dollars)

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18
Global Consumer Banking
North America	$181.7	$181.9	$181.2	$185.4	$184.0	(1%)	1%
Latin America	28.4	30.1	27.7	28.4	29.2	3%	3%
Asia (1)	97.8	98.7	99.2	101.7	102.6	1%	5%
Total	$307.9	$310.7	$308.1	$315.5	$315.8	-	3%

ICG
North America	$308.1	$317.5	$323.1	$317.3	$325.0	2%	5%
EMEA	187.1	180.0	183.6	196.7	195.9	-	5%
Latin America	25.9	26.3	27.1	28.2	27.6	(2%)	7%
Asia	154.5	160.9	156.1	159.3	166.3	4%	8%
Total	$675.6	$684.7	$689.9	$701.5	$714.8	2%	6%

Corporate/Other	$13.2	$9.8	$15.2	$13.4	$15.0	12%	14%

Total Deposits - EOP	$996.7	$1,005.2	$1,013.2	$1,030.4	$1,045.6	1%	5%

Total Deposits - Average	$986.2	$985.7	$1,005.7	$1,017.1	$1,039.9	2%	5%

Foreign Currency (FX) Translation Impact:
Total EOP Deposits - as Reported	$996.7	$1,005.2	$1,013.2	$1,030.4	$1,045.6	1%	5%
Impact of FX Translation (2)	(4.4)	(2.0)	1.3	0.9	-
Total EOP Deposits - Ex-FX (2)	$992.3	$1,003.2	$1,014.5	$1,031.3	$1,045.6	1%	5%

(1)Asia GCB includes deposits of certain EMEA countries for all periods presented.

(2)Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

EOP LOANS

(In billions of dollars)

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18
Global Consumer Banking

North America
Credit Cards	$136.7	$137.8	$144.5	$135.9	$140.2	3%	3%
Retail Banking	55.7	56.3	56.8	57.3	58.3	2%	5%
Total	$192.4	$194.1	$201.3	$193.2	$198.5	3%	3%

Latin America
Credit Cards	$5.4	$5.8	$5.7	$5.6	$5.7	2%	6%
Retail Banking	20.1	21.0	19.7	19.7	20.1	2%	-
Total	$25.5	$26.8	$25.4	$25.3	$25.8	2%	1%

Asia (1)
Credit Cards	$18.8	$18.6	$19.3	$18.8	$19.2	2%	2%
Retail Banking	69.3	69.5	69.2	70.0	70.8	1%	2%
Total	$88.1	$88.1	$88.5	$88.8	$90.0	1%	2%

Total GCB Consumer Loans
Credit Cards	$160.9	$162.2	$169.5	$160.3	$165.1	3%	3%
Retail Banking	145.1	146.8	145.7	147.0	149.2	1%	3%
Total GCB	$306.0	$309.0	$315.2	$307.3	$314.3	2%	3%

Corporate/Other - Consumer:

North America (primarily Mortgages)	$17.6	$16.4	$15.3	$12.6	$11.6	(8%)	(34%)
International	-	-	-	-	-	-	-
Corporate/Other - Other Consumer	-	0.1	-	-	0.1	-	-
Total Corporate/Other - Consumer	$17.6	$16.5	$15.3	$12.6	$11.7	(7%)	(34%)
Total Consumer Loans	$323.6	$325.5	$330.5	$319.9	$326.0	2%	1%

Corporate Loans - By Region
North America	$165.4	$167.8	$174.8	$180.8	$181.3	-	10%
EMEA	82.9	83.8	84.3	86.0	87.8	2%	6%
Latin America	32.3	34.0	33.5	32.9	31.5	(4%)	(2%)
Asia	66.9	63.8	61.1	62.8	62.1	(1%)	(7%)
Total Corporate Loans	$347.5	$349.4	$353.7	$362.5	$362.7	-	4%

Corporate Loans - By Product
Corporate Lending	$130.5	$127.8	$129.3	$133.1	$130.1	(2%)	-
Private Bank	92.3	94.4	95.7	99.6	102.6	3%	11%
Treasury and Trade Solutions	79.7	79.3	78.2	77.5	77.2	-	(3%)
Markets and Securities Services	45.0	47.9	50.5	52.3	52.8	1%	17%
Total Corporate Loans	$347.5	$349.4	$353.7	$362.5	$362.7	-	4%

Total Loans	$671.2	$674.9	$684.2	$682.3	$688.7	1%	3%

Foreign Currency (FX) Translation Impact:
Total EOP Loans - as Reported	$671.2	$674.9	$684.2	$682.3	$688.7	1%	3%
Impact of FX Translation (2)	(2.6)	(1.7)	0.5	0.2	-
Total EOP Loans - Ex-FX (2)	$668.6	$673.2	$684.7	$682.5	$688.7	1%	3%

(1)Asia GCB includes loans of certain EMEA countries for all periods presented.

(2)Reflects the impact of FX translation into U.S. Dollars at the second quarter of 2019 exchange rates for all periods presented.

Citigroup's results of operations excluding the impact of FX translation are non-GAAP financial measures.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2018	2018	2018	2019	2019	2019
GCB (2)
Total	$2,345	$2,404	$2,619	$2,585	$2,466	$314.3
Ratio	0.77%	0.78%	0.83%	0.84%	0.79%

Retail Bank (2)
Total	$500	$508	$485	$474	$456	$149.2
Ratio	0.35%	0.35%	0.33%	0.32%	0.31%
North America (2)	$179	$188	$180	$179	$145	$58.3
Ratio	0.33%	0.34%	0.32%	0.32%	0.25%
Latin America	$132	$126	$127	$114	$124	$20.1
Ratio	0.66%	0.60%	0.64%	0.58%	0.62%
Asia (3)	$189	$194	$178	$181	$187	$70.8
Ratio	0.27%	0.28%	0.26%	0.26%	0.26%

Cards
Total	$1,845	$1,896	$2,134	$2,111	$2,010	$165.1
Ratio	1.15%	1.17%	1.26%	1.32%	1.22%
North America - Citi-Branded	$712	$707	$812	$828	$799	$90.6
Ratio	0.81%	0.80%	0.88%	0.95%	0.88%
North America - Retail Services	$781	$832	$952	$918	$840	$49.6
Ratio	1.61%	1.68%	1.81%	1.88%	1.69%
Latin America	$160	$169	$171	$165	$169	$5.7
Ratio	2.96%	2.91%	3.00%	2.95%	2.96%
Asia (3)	$192	$188	$199	$200	$202	$19.2
Ratio	1.02%	1.01%	1.03%	1.06%	1.05%

Corporate/Other - Consumer (2)	$415	$401	$382	$354	$327	$11.7
Ratio	2.49%	2.57%	2.62%	2.97%	3.00%

Total Citigroup (2)	$2,760	$2,805	$3,001	$2,939	$2,793	$326.0
Ratio	0.86%	0.87%	0.91%	0.92%	0.86%

(1)The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)The 90+ Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S.mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

SUPPLEMENTAL DETAIL

CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS

BUSINESS VIEW

(In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30 – 89 Days Past Due (1)					EOP Loans
	2Q	3Q	4Q	1Q	2Q	2Q
	2018	2018	2018	2019	2019	2019

GCB (2)
Total	$2,558	$2,890	$2,902	$2,776	$2,821	$314.3
Ratio	0.84%	0.94%	0.92%	0.91%	0.90%

Retail Bank (2)
Total	$754	$857	$790	$769	$869	$149.2
Ratio	0.52%	0.59%	0.54%	0.53%	0.58%
North America (2)	$252	$320	$282	$269	$361	$58.3
Ratio	0.46%	0.58%	0.50%	0.47%	0.63%
Latin America	$183	$235	$201	$201	$206	$20.1
Ratio	0.91%	1.12%	1.02%	1.02%	1.02%
Asia (3)	$319	$302	$307	$299	$302	$70.8
Ratio	0.46%	0.43%	0.44%	0.43%	0.43%

Cards
Total	$1,804	$2,033	$2,112	$2,007	$1,952	$165.1
Ratio	1.12%	1.25%	1.25%	1.25%	1.18%
North America - Citi-Branded	$627	$722	$755	$731	$705	$90.6
Ratio	0.71%	0.82%	0.82%	0.84%	0.78%
North America - Retail Services	$761	$890	$932	$859	$831	$49.6
Ratio	1.57%	1.80%	1.77%	1.76%	1.68%
Latin America	$156	$170	$170	$161	$159	$5.7
Ratio	2.89%	2.93%	2.98%	2.88%	2.79%
Asia (3)	$260	$251	$255	$256	$257	$19.2
Ratio	1.38%	1.35%	1.32%	1.36%	1.34%

Corporate/Other - Consumer (2)	$355	$422	$362	$348	$334	$11.7
Ratio	2.13%	2.71%	2.48%	2.92%	3.06%

Total Citigroup (2)	$2,913	$3,312	$3,264	$3,124	$3,155	$326.0
Ratio	0.90%	1.02%	0.99%	0.98%	0.97%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Retail Banking and Corporate/Other North America exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 2 on page 9 and footnote 1 on page 17.

(3)	Asia includes delinquency amounts, ratios and loans of certain EMEA countries for all periods presented.

Reclassified to conform to the current period's presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1

(In millions of dollars)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$12,354	$12,126	$12,336	$12,315	$12,329			$12,355	$12,315

Gross Credit (Losses)	(2,109)	(2,094)	(2,166)	(2,345)	(2,354)	-	(12%)	(4,405)	(4,699)	(7%)
Gross Recoveries	405	338	380	397	391	(2%)	(3%)	834	788	(6%)
Net Credit (Losses) / Recoveries (NCLs)	(1,704)	(1,756)	(1,786)	(1,948)	(1,963)	1%	15%	(3,571)	(3,911)	10%
NCLs	1,704	1,756	1,786	1,948	1,963	1%	15%	3,571	3,911	10%
Net Reserve Builds / (Releases)	31	169	92	67	53	(21%)	71%	133	120	(10%)
Net Specific Reserve Builds / (Releases)	60	(19)	(28)	(71)	73	NM	22%	(106)	2	NM
Provision for Loan Losses	1,795	1,906	1,850	1,944	2,089	7%	16%	3,598	4,033	12%
Other (2) (3) (4) (5) (6) (7)	(319)	60	(85)	18	11	(39%)	NM	(256)	29
Allowance for Loan Losses at End of Period (1) (a)	$12,126	$12,336	$12,315	$12,329	$12,466			$12,126	$12,466

Allowance for Unfunded Lending Commitments (8) (a)	$1,278	$1,321	$1,367	$1,391	$1,376			$1,278	$1,376

Provision (Release) for Unfunded Lending Commitments	$(4)	$42	$47	$24	$(15)			$24	$9

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,404	$13,657	$13,682	$13,720	$13,842			$13,404	$13,842

Total Allowance for Loan Losses as a Percentage of Total Loans (9) (10)	1.81%	1.84%	1.81%	1.82%	1.82%

Consumer
Allowance for Loan Losses at Beginning of Period (1)	$10,039	$9,796	$9,997	$9,950	$10,026			$9,869	$9,950

Net Credit Losses (NCLs)	(1,706)	(1,726)	(1,741)	(1,892)	(1,893)	-	11%	(3,477)	(3,785)	9%
NCLs	1,706	1,726	1,741	1,892	1,893	-	11%	3,477	3,785	9%
Net Reserve Builds / (Releases)	61	135	21	60	15	(75%)	(75%)	182	75	(59%)
Net Specific Reserve Builds / (Releases)	(3)	8	12	(10)	64	NM	NM	(14)	54	NM
Provision for Loan Losses	1,764	1,869	1,774	1,942	1,972	2%	12%	3,645	3,914	7%
Other (2) (3) (4) (5) (6) (7)	(301)	58	(80)	26	8	(69%)	NM	(241)	34	NM
Allowance for Loan Losses at End of Period (1) (b)	$9,796	$9,997	$9,950	$10,026	$10,113			$9,796	$10,113

Consumer Allowance for Unfunded Lending Commitments (8) (b)	$34	$40	$32	$37	$42			$34	$42

Provision (Release) for Unfunded Lending Commitments	$3	$6	$(8)	$4	$5			$2	$9

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$9,830	$10,037	$9,982	$10,063	$10,155			$9,830	$10,155

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (9)	3.03%	3.07%	3.01%	3.13%	3.10%

Corporate
Allowance for Loan Losses at Beginning of Period (1)	$2,315	$2,330	$2,339	$2,365	$2,303			$2,486	$2,365

Net Credit (Losses) / Recoveries (NCL's)	2	(30)	(45)	(56)	(70)	25%	NM	(94)	(126)	34%
NCLs	(2)	30	45	56	70	25%	NM	94	126	34%
Net Reserve Builds / (Releases)	(30)	34	71	7	38	NM	NM	(49)	45	NM
Net Specific Reserve Builds / (Releases)	63	(27)	(40)	(61)	9	NM	(86%)	(92)	(52)	43%
Provision for Loan Losses	31	37	76	2	117	NM	NM	(47)	119	NM
Other (2)	(18)	2	(5)	(8)	3			(15)	(5)
Allowance for Loan Losses at End of Period (1) (c)	$2,330	$2,339	$2,365	$2,303	$2,353			$2,330	$2,353

Corporate Allowance for Unfunded Lending Commitments (8) (c)	$1,244	$1,281	$1,335	$1,354	$1,334			$1,244	$1,334

Provision (Release) for Unfunded Lending Commitments	$(7)	$36	$55	$20	$(20)			$22	$-

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (c)]	$3,574	$3,620	$3,700	$3,657	$3,687			$3,574	$3,687

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (10)	0.68%	0.68%	0.67%	0.64%	0.66%

Footnotes to these tables are on the following page (page 24).

ALLOWANCE FOR CREDIT LOSSES - PAGE 2

The following footnotes relate to the tables on the prior page (page 23).

(1)

Allowance for credit losses represents management's estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(3)

The second quarter of 2018 includes a reduction of approximately $137 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $33 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the second quarter includes a decrease of approximately $164 million related to FX translation.

(4)

The third quarter of 2018 includes a reduction of approximately $5 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $2 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the third quarter includes an increase of approximately $62 million related to FX translation.

(5)

The fourth quarter of 2018 includes a reduction of approximately $4 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $3 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a decrease of approximately $76 million related to FX translation.

(6)	The first quarter of 2019 includes an increase of approximately $26 million related to FX translation.

(7)	The second quarter of 2019 includes an increase of approximately $13 million related to FX translation.

(8)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(9)

June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 exclude $22 million, $21 million, $21 million, $20 million and $20 million, respectively, of consumer loans which are carried at fair value.

(10)

June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019 exclude $3.0 billion, $4.2 billion, $3.2 billion, $3.9 billion and 3.8 billion, respectively, of corporate loans which are carried at fair value.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES

(In millions of dollars)

						2Q19 Increase/		Six	Six	YTD 2019 vs.
	2Q	3Q	4Q	1Q	2Q	(Decrease) from		Months	Months	YTD 2018 Increase/
	2018	2018	2018	2019	2019	1Q19	2Q18	2018	2019	(Decrease)

Global Consumer Banking
Net Credit Losses	$1,726	$1,714	$1,744	$1,891	$1,889	-	9%	$3,462	$3,780	9%
Credit Reserve Build / (Release)	154	186	79	76	99	30%	(36%)	298	175	(41%)
North America
Net Credit Losses	1,278	1,242	1,281	1,429	1,428	-	12%	2,574	2,857	11%
Credit Reserve Build / (Release)	115	116	84	98	82	(16%)	(29%)	238	180	(24%)
Retail Banking
Net Credit Losses	32	32	31	60	51	(15%)	59%	75	111	48%
Credit Reserve Build / (Release)	(6)	1	11	(23)	(3)	87%	50%	(26)	(26)	-
Citi-Branded Cards
Net Credit Losses	657	644	650	706	723	2%	10%	1,308	1,429	9%
Credit Reserve Build / (Release)	51	59	41	76	64	(16%)	25%	126	140	11%
Citi Retail Services
Net Credit Losses	589	566	600	663	654	(1%)	11%	1,191	1,317	11%
Credit Reserve Build / (Release)	70	56	32	45	21	(53%)	(70%)	138	66	(52%)
Latin America
Net Credit Losses	278	307	290	298	285	(4%)	3%	556	583	5%
Credit Reserve Build / (Release)	33	31	(23)	(7)	10	NM	(70%)	75	3	(96%)
Retail Banking
Net Credit Losses	138	153	144	138	129	(7%)	(7%)	270	267	(1%)
Credit Reserve Build / (Release)	9	9	(34)	(4)	(7)	(75%)	NM	19	(11)	NM
Citi-Branded Cards
Net Credit Losses	140	154	146	160	156	(3%)	11%	286	316	10%
Credit Reserve Build / (Release)	24	22	11	(3)	17	NM	(29%)	56	14	(75%)
Asia (1)
Net Credit Losses	170	165	173	164	176	7%	4%	332	340	2%
Credit Reserve Build / (Release)	6	39	18	(15)	7	NM	17%	(15)	(8)	47%
Retail Banking
Net Credit Losses	58	58	71	58	64	10%	10%	115	122	6%
Credit Reserve Build / (Release)	5	13	-	9	-	(100%)	(100%)	(8)	9	NM
Citi-Branded Cards
Net Credit Losses	112	107	102	106	112	6%	-	217	218	-
Credit Reserve Build / (Release)	1	26	18	(24)	7	NM	NM	(7)	(17)	NM

Institutional Clients Group (ICG)
Net Credit Losses	(1)	23	45	55	72	31%	NM	104	127	22%
Credit Reserve Build / (Release)	32	7	32	(54)	47	NM	47%	(143)	(7)	95%

Corporate / Other
Net Credit Losses	(21)	19	(3)	2	2	-	NM	5	4	(20%)
Credit Reserve Build / (Release)	(95)	(43)	(47)	(26)	(20)	23%	79%	(128)	(46)	64%

Total Provision for Loan Losses	$1,795	$1,906	$1,850	$1,944	$2,089	7%	16%	$3,598	$4,033	12%

(1)	Asia GCB includes NCLs and credit reserve builds (releases) for certain EMEA countries for all periods presented.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

NON-ACCRUAL ASSETS

(In millions of dollars)

						2Q19 Increase/
	2Q	3Q	4Q	1Q	2Q	(Decrease) from
	2018	2018	2018	2019	2019	1Q19	2Q18
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region
North America	$784	$679	$483	$922	$779	(16%)	(1%)
EMEA	391	362	375	317	321	1%	(18%)
Latin America	204	266	230	225	259	15%	27%
Asia	244	233	223	18	51	NM	(79%)
Total	$1,623	$1,540	$1,311	$1,482	$1,410	(5%)	(13%)

Consumer Non-Accrual Loans By Region (2)
North America	$1,373	$1,323	$1,241	$1,230	$1,216	(1%)	(11%)
Latin America	726	764	715	694	723	4%	-
Asia (3)	284	287	270	281	289	3%	2%
Total	$2,383	$2,374	$2,226	$2,205	$2,228	1%	(7%)

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Institutional Clients Group	$23	$33	$29	$30	$32	7%	39%
Global Consumer Banking	23	20	20	19	13	(32%)	(43%)
Corporate/Other	55	56	50	49	37	(24%)	(33%)
TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$101	$109	$99	$98	$82	(16%)	(19%)

OREO By Region:
North America	$66	$76	$64	$63	$47	(25%)	(29%)
EMEA	1	1	1	1	1	-	-
Latin America	24	25	12	13	14	8%	(42%)
Asia	10	7	22	21	20	(5%)	100%
Total	$101	$109	$99	$98	$82	(16%)	(19%)

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$1,623	$1,540	$1,311	$1,482	$1,410	(5%)	(13%)
Consumer Non-Accrual Loans	2,383	2,374	2,226	2,205	2,228	1%	(7%)
Non-Accrual Loans (NAL)	4,006	3,914	3,537	3,687	3,638	(1%)	(9%)
OREO	101	109	99	98	82	(16%)	(19%)
Non-Accrual Assets (NAA)	$4,107	$4,023	$3,636	$3,785	$3,720	(2%)	(9%)

NAL as a % of Total Loans	0.60%	0.58%	0.52%	0.54%	0.53%
NAA as a % of Total Assets	0.21%	0.21%	0.19%	0.19%	0.19%

Allowance for Loan Losses as a % of NAL	303%	315%	348%	334%	343%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup's risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	Excludes Statement of Position (SOP) 03-3 purchased distressed loans.
(3)	Asia GCB includes balances for certain EMEA countries for all periods presented.
(4)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(5)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.

NM Not meaningful.

Reclassified to conform to the current period's presentation.

CITIGROUP

CET1 CAPITAL AND SUPPLEMENTARY LEVERAGE RATIOS, TANGIBLE COMMON EQUITY, BOOK VALUE PER

SHARE AND TANGIBLE BOOK VALUE PER SHARE

(In millions of dollars or shares, except per share amounts and ratios)

	June 30,	September 30,	December 31,	March 31,	June 30,
Common Equity Tier 1 Capital Ratio and Components(1)	2018	2018	2018	2019	2019(2)

Citigroup Common Stockholders' Equity(3)	$181,243	$178,153	$177,928	$178,427	$179,534
Add: Qualifying noncontrolling interests	145	148	147	144	154
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(4)	(1,021)	(1,095)	(728)	(442)	75
Cumulative unrealized net gain (loss) related to changes in fair value of financial
liabilities attributable to own creditworthiness, net of tax(5)	(162)	(503)	580	(67)	(85)
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(6)	21,809	21,891	21,778	21,768	21,793
Identifiable intangible assets other than mortgage servicing rights
(MSRs), net of related DTLs	4,461	4,304	4,402	4,390	4,264
Defined benefit pension plan net assets	882	931	806	811	969
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit
and general business credit carry-forwards	12,551	12,345	11,985	11,756	11,547
Common Equity Tier 1 Capital (CET1)	$142,868	$140,428	$139,252	$140,355	$141,125
Risk-Weighted Assets (RWA)	$1,176,863	$1,196,923	$1,174,448	$1,178,628	$1,184,666
Common Equity Tier 1 Capital Ratio (CET1/RWA)	12.14%	11.73%	11.86%	11.91%	11.9%

Supplementary Leverage Ratio and Components

Common Equity Tier 1 Capital (CET1)	$142,868	$140,428	$139,252	$140,355	$141,125
Additional Tier 1 Capital (AT1)(7)	19,134	19,449	18,870	18,357	18,309
Total Tier 1 Capital (T1C) (CET1 + AT1)	$162,002	$159,877	$158,122	$158,712	$159,434
Total Leverage Exposure (TLE)	$2,453,497	$2,459,993	$2,465,641	$2,463,958	$2,499,469
Supplementary Leverage Ratio (T1C/TLE)	6.60%	6.50%	6.41%	6.44%	6.4%

Tangible Common Equity, Book Value Per Share and Tangible Book Value
Per Share

Common Stockholders' Equity	$181,059	$177,969	$177,760	$178,272	$179,379
Less:
Goodwill	22,058	22,187	22,046	22,037	22,065
Intangible assets (other than MSRs)	4,729	4,598	4,636	4,645	4,518
Goodwill and identifiable intangible assets (other than MSRs) related to assets HFS	32	-	-	-	-
Tangible Common Equity (TCE)	$154,240	$151,184	$151,078	$151,590	$152,796
Common Shares Outstanding (CSO)	2,516.6	2,442.1	2,368.5	2,312.5	2,259.1
Book Value Per Share (Common Equity/CSO)	$71.95	$72.88	$75.05	$77.09	$79.40
Tangible Book Value Per Share (TCE/CSO)	$61.29	$61.91	$63.79	$65.55	$67.64

(1)	See footnote 2 on page 1.
(2)	Preliminary.
(3)	Excludes issuance costs related to outstanding preferred stock in accordance with Federal Reserve Board regulatory reporting requirements.
(4)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(5)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected, and own-credit valuation adjustments on derivatives, are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(6)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(7)	Additional Tier 1 Capital primarily includes qualifying noncumulative perpetual preferred stock and qualifying trust preferred securities.

Reclassified to conform to the current period's presentation.